Exhibit 5(c)

Annuities Service Center Financial Professionals: 1-800-513-0805 Fax 1-800-576-1217 www.prudentialannuities.com
Premier ® Retirement	Regular Mail Delivery Annuities Service Center P.O. Box 7960 Philadelphia, PA 19176

Variable Annuity Application Form Annuities are issued by Pruco Life Insurance Company of New Jersey	Overnight Service, Certified or Registered Mail Delivery Prudential Annuities Service Center 2101 Welsh Road Dresher, PA 19025

SECTION 1 ¡ OWNERSHIP INFORMATION

A. TYPE OF OWNERSHIP - Select One

Non Entity:	☐ Individual	☐ Joint	☐ UTMA/UGMA

Entity:	☐ Custodian	☐ C Corporation*	☐ S Corporation*	☐ Trust*

* If the Owner is a Trust, Corporation or other entity you must complete and submit the Certificate of Entity form with this application.

B. OWNER

  Name (First, Middle, Last, or Trust /Entity)      ☐ Male  ☐ Female             Birth Date (Mo - Day - Yr)     SSN / TIN

  |                                                                                                                   | |             -              -          | |                            |

  Street Address                                                                         City                                              State           ZIP

  |                                                                                               | |                                                 | |                | |                    |

Telephone Number | |

☐ U.S. Citizen	☐ Resident Alien/Citizen of: | |

☐ Non-Resident Alien/Citizen of: | | (Submit IRS Form W-8 (BEN, ECI, EXP or IMY))

C. CO-OWNER - Not available for entity-owned Annuities or Qualified Annuities.

☐ Check here to designate the Co-Owners as each other’s Primary Beneficiary.

  Name (First, Middle, Last)                              ☐ Male  ☐ Female             Birth Date (Mo - Day - Yr)     SSN / TIN

  |                                                                                                                   | |             -              -          | |                            |

  Street Address                                                                         City                                              State           ZIP

  |                                                                                               | |                                                 | |                | |                   |

Telephone Number | | ☐ U.S. Citizen ☐ Resident Alien/Citizen of:| |

☐ Non-Resident Alien/Citizen of: | | (Submit IRS Form W-8 (BEN, ECI, EXP or IMY))

Relationship to Owner: | |

D. ANNUITANT - Complete this Section if the Annuitant is not the Owner.

  Name (First, Middle, Last)                              ☐ Male  ☐ Female             Birth  Date (Mo - Day - Yr)    SSN / TIN

  |                                                                                                                   | |             -              -          | |                            |

  Street Address                                                                         City                                              State           ZIP

  |                                                                                               | |                                                 | |                | |                    |

Telephone Number | | ☐ U.S. Citizen ☐ Resident Alien/Citizen of:| |

☐ Non-Resident Alien/Citizen of: | | (Submit IRS Form W-8 (BEN, ECI, EXP or IMY))

PRVA-APP(2/13)NY	ORD 203732 NY	page 1 of 7

SECTION 2 ¢	BENEFICIARY INFORMATION - NOTE: If more than 3 beneficiaries see section 7

• For Custodial IRA contracts, the Custodian must be listed as the Beneficiary.

• For Qualified contracts (Profit Sharing Plan, 401(k), etc.) other than an IRA, Roth IRA, SEP-IRA or 403(b), the Plan    must be listed as the Beneficiary.

Indicate classifications of each Beneficiary Percentage. of benefit for all Primary Beneficiaries must total 100%. Percentage of benefit for all Contingent Beneficiaries must total 100%. If the Co-Owners have been chosen as each other’s Primary Beneficiary, then only Contingent Beneficiaries may be designated below.

Name (First, Middle, Last)                            ☐ Male  ☐ Female                          Birth Date (Mo - Day - Yr)

|                                                                                                                          |     |                       -              -                     |

Street Address                                                                        City                                              State            ZIP

|                                                                                              | |                                                 | |                | |                    |

☐ Primary  ☐ Contingent        Telephone  Number|                                     |      SSN/TIN  |                                       |

Relationship |                                                                                      |                  Percentage |                    | %

Name (First, Middle, Last)                            ☐ Male  ☐ Female                          Birth Date (Mo - Day - Yr)

|                                                                                                                          |     |                       -              -                 |

Street Address                                                                        City                                              State            ZIP

|                                                                                              | |                                                 | |                | |                    |

☐ Primary  ☐ Contingent        Telephone  Number|                                     |      SSN/TIN  |                                       |

Relationship |                                                                                      |                   Percentage |                    | %

Name (First, Middle, Last)                            ☐ Male  ☐ Female                          Birth Date (Mo - Day - Yr)

|                                                                                                                          |     |                       -              -                 |

Street Address                                                                        City                                              State            ZIP

|                                                                                              | |                                                 | |                | |                    |

☐ Primary  ☐ Contingent        Telephone  Number|                                     |      SSN/TIN  |                                       |

Relationship |                                                                                      |                   Percentage |                    | %

SECTION 3 ¢	ANNUITY INFORMATION
A. TYPE OF CONTRACT TO BE ISSUED

☐  Non-Qualified         ☐- SEP-IRA*         ☐- Roth 401(k)*(Plan Year)  |                  |         ☐- 457(b)*(gov’t. entity)

☐- 401*(Plan Year) |                    |             ☐- IRA        ☐- Roth IRA        ☐- 403(b)*        ☐- 457(b)*(501(c) tax-exempt)

☐- Other |                                                                                               |

*The following information is required if the contract being requested is an employer plan only:

Employer Plan No. (if available)                                                      Employer Plan Phone No.

|                                                                                                  |     |                                                                                |

Employer Plan Name                                                                       Employer Plan Contact Name

|                                                                                                  |     |                                                                                |

Street Address                                                                        City                                              State            ZIP

|                                                                                              | |                                                 | |                | |                |

(Continued)

PRVA-APP(2/13)NY	ORD 203732 NY	page 2 of 7

SECTION 3 ¢ ANNUITY INFORMATION (continued)
B. PURCHASE PAYMENTS
Make all checks payable to Pruco Life Insurance Company of New Jersey. Purchase Payment amounts may be restricted by Pruco Life Insurance Company of New Jersey; please see your prospectus for details.
SOURCE OF FUNDS
☐ Non-Qualified ☐ SEP-IRA ☐ 403(b) ☐ Traditional IRA ☐ 401(a) ☐ Roth IRA ☐ 401(k)

☐ Other

QUALIFIED CONTRACT PAYMENT TYPE		NON-QUALIFIED CONTRACT PAYMENT TYPE
Indicate type of initial estimated payment(s).		Indicate type of initial estimated payment(s).
☐ Transfer . . . . . . . . . . . . .	$ | |	☐ 1035 Exchange . . . . . . . .	$ | |
☐ Rollover . . .. . . . . . . . . . . .	$| |	☐ Amount Enclosed . . . . . .	$ | |
☐ Direct Rollover . . . . . . .. .	$| |	☐ CD Transfer or
☐ IRA / Roth IRA		Mutual Fund Redemption . . .	$ | |
Contribution . . . . . . . . . ..	$| | for tax year | |
If no year is indicated, contribution defaults to current tax year.
C. OPTIONAL BENEFITS (ONLY ONE may be chosen)
Age restrictions must be met. Investment restrictions and additional charges apply. Please see the prospectus for full details.
☐ Highest Daily Lifetime® Income v2.1 ☐ Spousal Highest Daily Lifetime® Income v2.1

SECTION 4 ¢ INVESTMENT SELECTION - NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS
INVESTMENT ALLOCATIONS - Note: Please review the below instructions prior to selecting your Investment Allocation

If you elected an Optional Benefit in Section 3C:

1. You may pick ONE of the Prudential Portfolio Combinations in BOX 1; OR

2. You may choose form the Asset Allocation Portfolios in BOX 2. Indicate the percent of your investment for each Asset Allocation Portfolio. Allocations made among these portfoilos must total 100%.

If you did NOT elect an Optional Benefit in Section 3C:

You may pick one of the Prudential Portfolio Combinations in BOX 1; OR allocate among any of the portfolios listed in Boxes 2 or 3 in any percentage combination totaling 100%.

Automatic Rebalancing
☐ Check here if you would like the below percentages to rebalance. Indicate the day of the month and frequency.
Day of the Month (1st - 28th) Rebalancing Frequency: ☐ Monthly ☐ Quarterly ☐ Semi-Annually ☐ Annually

BOX 1 Prudential Portfolio Combinations
☐ Combination 1	☐ Combination 2	☐ Combination 3
25% AST Capital Growth Asset Allocation 25% AST Franklin Templeton Founding Funds Allocation 20% AST New Discovery Asset Allocation 30% AST First Trust Capital Appreciation Target	25% AST FI Pyramis® Asset Allocation 25% AST J.P. Morgan Global Thematic 25% AST First Trust Capital Appreciation Target 25% AST Advanced Strategies	30% AST Wellington Management Hedged Equity 20% AST BlackRock Global Strategies 20% AST Academic Strategies Asset Allocation 30% AST Advanced Strategies
☐ Combination 4	☐ Combination 5	☐ Combination 6
40% AST T. Rowe Price Asset Allocation 35% AST Balanced Asset Allocation 25% AST First Trust Balanced Target	30% AST T. Rowe Price Asset Allocation 20% AST Moderate Asset Allocation 15% AST Schroders Global Tactical 10% AST First Trust Balanced Target 25% AST Advanced Strategies	20% AST Moderate Asset Allocation 35% AST Schroders Multi-Asset World Strategies 30% AST Academic Strategies Asset Allocation 15% AST J.P. Morgan Strategic Opportunities
☐ Combination 7	☐ Combination 8	☐ Combination 9
30% AST T. Rowe Price Asset Allocation 70% AST Preservation Asset Allocation	50% AST Preservation Asset Allocation 20% AST Horizon Moderate Asset Allocation 30% AST J.P. Morgan Strategic Opportunities	25% AST Preservation Asset Allocation 75% AST J.P.Morgan Strategic Opportunities

PRVA-APP(2/13)NY	ORD 203732 NY	page 3 of 7

SECTION 4 ¢	INVESTMENT SELECTION - NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS (continued)

Over time, the percentage that each Asset Allocation Portfolio you are invested in represents to your Account Value may vary from the original allocation percentage within the Prudential Portfolio Combination you selected. We will not automatically rebalance your variable Account Value to stay consistent with that original allocation, unless you specificallydirect us to do so in the Automatic Rebalancing section above. In providing these Portfolio Combinations, we are not providing investment advice. You and your Financial Professional are responsible for determining which Portfolio Combinations or Sub-account(s) are best for you.

BOX 2 | Asset Allocation Portfolios %

Traditional

| |	AST Balanced Asset Allocation

| |	AST Capital Growth Asset Allocation

| |	AST FI Pyramis® Asset Allocation

| |	AST Franklin Templeton Founding Funds Allocation

| |	AST New Discovery Asset Allocation

| |	AST Preservation Asset Allocation

| |	AST T. Rowe Price Asset Allocation

Tactical

| |	AST Horizon Moderate Asset Allocation

| |	AST J.P. Morgan Global Thematic

| |	AST Moderate Asset Allocation

| |	AST Schroders Global Tactical
Quantitative

| |	AST First Trust Balanced Target

| |	AST First Trust Capital Appreciation Target

Alternative

| |	AST Academic Strategies Asset Allocation

| |	AST Advanced Strategies

| |	AST BlackRock Global Strategies

| |	AST J.P. Morgan Strategic Opportunities

| |	AST Schroders Multi-Asset World Strategies

| |	AST Wellington Management Hedged Equity

BOX 2 Total | |%

BOX 3 | Additional Portfolios %

Large-Cap Growth

| |	AST Goldman Sachs Concentrated Growth

| |	AST Jennison Large-Cap Growth

| |	AST Marsico Capital Growth

| |	AST MFS Growth

| |	AST T. Rowe Price Large-Cap Growth

Large-Cap Blend

| |	AST Clearbridge Dividend Growth

| |	AST QMA US Equity Alpha

Large-Cap Value

| |	AST BlackRock Value

| |	AST Goldman Sachs Large-Cap Value

| |	AST Jennison Large-Cap Value

| |	AST Large-Cap Value

| |	AST MFS Large-Cap Value

| |	AST T. Rowe Price Equity Income

Mid-Cap Growth

| |	AST Goldman Sachs Mid-Cap Growth

| |	AST Neuberger Berman Mid-Cap Growth

Mid-Cap Value

| |	AST Mid-Cap Value

| |	AST Neuberger Berman / LSV Mid-Cap Value

Fixed Income

| |	AST High Yield

| |	AST Lord Abbett Core Fixed Income

| |	AST Money Market

| |	AST Neuberger Berman Core Bond

| |	AST PIMCO Limited Maturity Bond

| |	AST PIMCO Total Return Bond

| |	AST Prudential Core Bond

| |	AST T. Rowe Price Global Bond

| |	AST Western Asset Core Plus Bond

| |	AST Western Asset Emerging Markets Debt

Small-Cap Growth

| |	AST Federated Aggressive Growth

| |	AST Small-Cap Growth

Small-Cap Value

| |	AST Goldman Sachs Small-Cap Value

| |	AST Small-Cap Value

International Equity

| |	AST AQR Emerging Markets Equity

| |	AST International Growth

| |	AST International Value

| |	AST J.P. Morgan International Equity

| |	AST MFS Global Equity

| |	AST Parametric Emerging Markets Equity

| |	AST QMA Emerging Markets Equity

Specialty Portfolio

| |	AST Cohen & Steers Realty

| |	AST Global Real Estate

| |	AST T. Rowe Price Natural Resources

BOX 3 Total | |%

CUMULATIVE (TOTAL 100%) |                | %

PRVA-APP(2/13)NY	ORD 203732 NY	page 4 of 7

SECTION 5 ¢	E-Documents

By providing my e-mail address below, and my signature in Section 10 of this application, I consent to receive and accept documents electronically during the duration of my variable annuity contract. These documents include, but are not limited to: account statements, confirmations,privacy notices, tax documents, prospectuses and prospectus supplements, annual and semi-annual reports, proxy statements, and correspondence. This consent will continue unless and until I revoke my consent by notifying Prudential at which time I will begin receiving paper documents by mail. I understand that e-mail notificationswill be sent to me, indicating that documents are available, and will include instructions on how to quickly and easily access the documents by going to Prudential’s website.

Certain types of correspondence may still be delivered to you by paper mail. Registration on Prudential’s website is required for electronic delivery. There are no fees charged by Prudential for the e-Documents service or for paper documents. You must have a computer with Internet access, an active e-mail account, and Adobe Acrobat Reader to view your documents electronically. You can download Adobe Acrobat at no charge. See your Internet Service Provider for any other access fees that may apply.

E-mail Address

SECTION 6 ¢	ADDITIONAL INFORMATION

If needed for:	• Special Instructions • Beneficiaries • Contingent Annuitant (for custodial business only)
• Annuity Replacement • Entity Authorized Individuals

SECTION 7 ¢	NOTICES & DISCLAIMERS

Section 3 of the federal Defense of Marriage Act (“DOMA”), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefitsbased upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificateaccords to spouses other rights or benefitsthat are not affected by DOMA, same-sex spouses remain entitled to such rights or benefitsto the same extent as any annuity holder’s spouse.

SECTION 8 ¢	OWNER ACKNOWLEDGEMENTS

☐	By checking this box and signing below, I consent to receiving the prospectus for this variable annuity on the compact disc (the “CD Prospectus”) contained within the sales kit for this annuity. I acknowledge that I (i) have access to a personal computer or similar device (ii) have the ability to read the CD Prospectus using that technology and (iii) am willing to incur whatever costs are associated with using and maintaining that technology. With regard to prospectus supplements and other amended/updated prospectuses created in the future, I understand that such documents may be delivered to me in paper form.

•

I represent that the Annuity for which I am applying is not being purchased for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to its termination; and

•	I acknowledge that the Annuity for which I am applying may not be traded on any stock exchange or secondary market; and

•	I represent that I am not being compensated in any way for the purchase of the Annuity for which I am applying; and

•

I understand that if I have purchased another Non-QualifiedAnnuity from Pruco Life Insurance Company of New Jersey or an affiliatedcompany this calendar year that they will be considered as one annuity for tax purposes. If I take a distribution from any of these contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such contracts purchased during this calendar year; and

•	This variable annuity is suitable for my investment time horizon, goals and objectives and financialsituation and needs; and

•

I understand that annuity payments, benefitsor surrender values, when based on the investment experience of the separate account investment options, are variable and not guaranteed as to a dollar amount; and

•	I represent to the best of my knowledge and belief that the statements made in this application are true and complete; and

•	I acknowledge that I have received a current prospectus for this annuity.

PRVA-APP(2/13)NY	ORD 203732 NY	page 5 of 7

SECTION 9 ¢	OWNER & Financial Professional - REPLACEMENT INFORMATION

REQUIRED µ	Both the Owner Response and the Financial Professional Response columns must be completed.

Replacement Questions	Owner Response	Financial Professional Response

Does the Owner have any existing individual life insurance policies or annuity contracts?	☐ Yes ☐ NO	☐ Yes ☐ NO

Will this annuity replace or change any existing individual life insurance policies or annuity contracts?

(if yes, complete the following and submit the required Regulation 60 paperwork.)

If yes - Company: |                                                                                  |

            Policy #: |                    | Year issued : |                    |

	☐ Yes ☐ NO	☐ Yes ☐ NO

SECTION 10 ¢	OWNER Signature(S)

By signing below and having entered an e-mail address in Section 5, E-Documents, I am providing my informed consent to receive standard regulatory documents and other documents listed in Section 5 by electronic delivery.

REQUIRED µ	State where signed | |	(If contract is issued in a State other than the Owner’s State of Residence, a Contract Situs Form may be required.)

Owner’s Tax Certification (Substitute W-9)

Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correctTIN.

I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

☐ I have been notified by the Internal Revenue Service that I am subject to backup withholding due to under reporting of interest or dividends.
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

µ TITLE (if any)	| |	| - - |
	Owner Signature	Month Day Year

| |
If signing on behalf of an entity, you must indicate your official title / position with the entity; if signing as a Trustee for a Trust, please provide the Trustee designation.

SIGN HERE µ	| |	| - - |
	Co-Owner Signature	Month Day Year

SIGN HERE µ	| |	| - - |
	Annuitant Signature (if different from Owner)	Month Day Year

PRVA-APP(2/13)NY	ORD 203732 NY	page 6 of 7

SECTION 10 ¢ FINANCIAL PROFESSIONAL ACKNOWLEDGEMENTS AND SIGNATURE(S)

Financial Professional Statement

I am authorized and/or appointed to sell this variable annuity. I have fully discussed and explained the variable annuity features and charges including restrictions to the Owner. I believe this variable annuity is suitable given the Owner’s investment time horizon, goals and objectives, and financial situation and needs. I represent that: (a) I have delivered current applicable prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and (b) have used only current Pruco Life Insurance Company of New Jersey approved sales material.

I certify that I have truly and accurately recorded on this application the information provided by the applicant. I acknowledge that Pruco Life Insurance Company of New Jersey will rely on this statement.

SIGN HERE µ	| |	| - - |
	Financial Professional Signature	Month Day Year

SIGN HERE µ	| |	| - - |
	Financial Professional Signature	Month Day Year

A. FINANCIAL PROFESSIONAL

Name (First, Middle, Last)	Percentage

| |	| |%

ID Number	Telephone Number	E-mail

| |	| |	| |

Name (First, Middle, Last)	Percentage

| |	| |%

ID Number	Telephone Number	E-mail

| |	| |	| |

B. BROKER/DEALER

Name	| |

For Broker/Dealer Use Only	| |	| |
	Networking No.	Annuity No. (If established)

PRVA-APP(2/13)NY	ORD 203732 NY	page 7 of 7